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                            THIRD AMENDMENT TO LEASE

      THIS THIRD AMENDMENT TO LEASE ("3rd Amendment"), dated this 17 day of January, 2001, is entered into by and between DRAPER LAND LIMITED PARTNERSHIP No. 2, a Utah limited partnership ("Landlord"), and 1-800 CONTACTS, INC., a Delaware Corporation ("Tenant").

                              W I T N E S S E T H:


      WHEREAS, Landlord and Tenant (then known as l-800-LENS NOW, INC., dba 1-800-CONTACTS, A Utah corporation) entered into a Lease dated November 3, 1997, as amended by the First Amendment to Lease, dated May 25, 1998, and the Second Amendment to Lease, dated August 6, 1998, which are incorporated herein by reference ("Amended Lease");

      WHEREAS, the parties hereto desire to amend certain terms and conditions of the Amended Lease as specifically indicated in this Amendment. However, unless specifically amended herein, all terms and conditions of the Amended Lease remain in full force and effect.

      NOW, THEREFORE, in consideration of the mutual promises, representations and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    The recitals contained herein are hereby incorporated by reference.

      2. Article 2(a) of Amended Lease shall be amended as follows: The Lease Term for the Original Premises as specified in the Amended Lease which includes approximately 23,379 Rentable square feet, highlighted on Exhibit A-I attached hereto, shall be extended to end on February 1, 2006. The location of the Original Premises and related Building is commonly known as: 66 E. Wadsworth Park Dr., Bldg. B, Suite #300, Draper, UT 84020 (the "Building"). The lease term for the Expansion Space as specified in the Second Amendment to Lease which includes approximately 8,380 Rentable square feet, highlighted on Exhibit A-2 attached hereto, shall be extended to end on February 1, 2006. The location of the Expansion Space and related Building is commonly known as: 66 E. Wadsworth Park Dr., Bldg. B, Suite #201, Draper, UT 84020 (the "Building"), This thereby establishes a co-terminus lease termination date of February 1, 2006, for the combined 31,759 Rentable square feet of Original Premises plus expansion space.

      3. Article 2(b) of Amended Lease concerning the extension option is not affected by this extension of Lease Term.


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IN WITNESS WHEREOF, the parties have executed this Third Amendment to Lease dated the day and year first above written.

TENANT,                            LANDLORD,

1-800-Contacts, Inc.               DRAPER LAND LIMITED PARTNERSHIP No. 2


By /s/ Scott [ILLEGIBLE]           By: /s/ Kip Wadsworth
   ---------------------              ------------------
                                           Kip Wadsworth


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